UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                                         )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to Section 240.14a-12
JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)
151 Detroit Street, Denver, Colorado 80206-4805
(Address of Principal Executive Offices)
303-333-3863
(Registrant’s Telephone No., including Area Code)
Stephanie Grauerholz-Lofton — 151 Detroit Street, Denver, Colorado 80206-4805
(Name and Address of Agent for Service)
Payment of Filing Fee (check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)

Form of Reminder Letter
Janus Global Research Fund

Urgent Request
PLEASE SUBMIT YOUR VOTE TODAY!
Dear Shareholder:
We recently sent proxy materials regarding the Special Meeting of Shareholders scheduled for March 8, 2013 at 10:00 a.m. Mountain time. To date, our records indicate that we have not yet received your vote. If you have already voted, please disregard this notice and thank you.
For the reasons set forth in the proxy materials, the Board of Trustees recommends that you vote “FOR” the proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting and avoid the cost of additional solicitation.
If you should have any questions regarding the proposal, or need duplicate proxy materials, please contact Computershare Fund Services at 1-866-492-0863. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. A copy of the proxy statement is also available on Computershare’s website at www.proxy-direct.com/jan-24029.
For your convenience, please utilize any of the following methods to submit your vote:
1. By Internet.
Log on to the website noted on your proxy card(s) or voting instruction form, enter the control number printed on the voting card(s), and follow the simple online instructions.
2. By Touch-Tone Phone.
Call the toll-free number found on your voting card(s) or voting instruction form, and follow the simple instructions.
3. By Speaking to a Proxy Specialist.
Call 1-866-492-0863 to speak to a live proxy specialist. We can answer your questions and record your vote.
4. By Mail.
Simply return your signed and dated voting card(s) or proxy instruction form in the envelope provided. However, please try to utilize one of the options above to vote your shares, so your vote can be received in time for the meeting.
5. Attend the Special Meeting of Shareholders on March 8, 2013.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES TODAY!